NYSE MKT Equities Exchange Symbol - UEC

Uranium Energy Corp Extends Credit Facility to January 2020

  Maturity of existing credit facility is extended to January 1, 2020, further strengthening the Company's working capital position and financial flexibility.

  Company benefits from continuing support of two of the most respected investors in the natural resource sector.

February 10, 2016, Corpus Christi, Texas - Uranium Energy Corp. (NYSE MKT: UEC, the "Company" or "UEC") is pleased to announce that the Company and its lenders, Sprott Resource Lending Partnership and CEF (Capital Markets) Limited (collectively, the "Lenders"), have agreed to extend the previously announced $20,000,000 senior secured credit facility (the "Credit Facility") by deferring required principal payments to February 1, 2019 and by extending the maturity date of the Credit Facility to January 1, 2020 (together, the "Credit Facility Extension").

Rick Rule, Director, President and Chief Executive Officer of Sprott US Holdings, Inc., stated, "We are pleased to extend our long term credit facility to UEC. The company has a proven management team that has developed and operated US uranium assets in difficult market conditions.  We believe these conditions will improve markedly over time. Investors should note that the US has the largest current nuclear fleet in the world, and domestically we produce about 7% of what we consume."

CEF's Chairman and CEO, Warren Gilman, added, "We are pleased to continue our support of UEC, a company that continues to execute on its plan to become a leading uranium producer in the U.S. We continue to be impressed with the quality and experience of management and the quality of the Company's low-cost ISR assets."

Amir Adnani, President and CEO, stated, "The Credit Facility Extension strengthens UEC's financial options and balance sheet capabilities. We continue to advance our portfolio of low cost ISR projects in the U.S., primarily in South Texas and in Paraguay in anticipation of high-growth, low-cost ISR production as the uranium markets strengthen."

The interest rate for the Credit Facility remains unchanged at 8%.   The Company will pay an extension fee to the Lenders in the form of common shares equal to less than 1.0% dilution of the total shares outstanding, which is approximately 959,163 shares. The exercise price under the existing warrants previously issued to the Lenders has been lowered from $2.50 to $1.35 with a new expiry date of January 30, 2020 to match the new maturity date of the Credit Facility.

As with the Company's prior Credit Facility, should any principal be outstanding on each of February 1st 2017, 2018 and 2019, an annual fee will continue to be due in cash or stock, at the option of the Company, at the rate of 5.5%, 4.5% and 4.5%, respectively, on each such date. No annual fee payment is payable should the Credit Facility be repaid in full prior to such dates.

The securities referred to in this news release have not been registered under the U.S. Securities Act of 1933, as amended, and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

About Sprott Resource Lending Corp.

Sprott Resource Lending Corp. is a natural resource lender focused on providing debt financing to mining and oil and gas companies. Sprott Resource Lending Corp. is a subsidiary of Sprott Inc.

About CEF (Capital Markets) Limited

CEF (Capital Markets) Limited is owned by CEF Holdings Limited which is owned 50% by CK Hutchison Holdings Ltd and 50% by the Canadian Imperial Bank of Commerce ("CIBC"). CK Hutchison Holdings is the publicly-listed flagship company of the CK Hutchison Group of companies, the Hong Kong based multi-national conglomerate with a combined market cap of the Group in excess of $100 billion as of December 31, 2015.  CIBC is a leading North American financial institution with operations around the world. CEF is an investor in significant resource assets on a global basis.

About Uranium Energy Corp

Uranium Energy Corp is a U.S.-based uranium mining and exploration company. The Company's fully-licensed Hobson processing plant is central to all of its projects in South Texas, including the Palangana in-situ recovery (ISR) mine, the permitted Goliad ISR project and the development-stage Burke Hollow ISR project. Additionally, the Company controls a pipeline of advanced-stage projects in Arizona, Colorado and Paraguay. The Company's operations are managed by professionals with a recognized profile for excellence in their industry, a profile based on many decades of hands-on experience in the key facets of uranium exploration, development and mining.

Contact Uranium Energy Corp Investor Relations at:
Toll Free: (866) 748-1030
Fax: (361) 888-5041
E-mail: info@uraniumenergy.com

Stock Exchange Information:
NYSE MKT: UEC
WKN: AØJDRR
ISN: US916896103

Safe Harbor Statement

Except for the statements of historical fact contained herein, the information presented in this news release constitutes "forward-looking statements" as such term is used in applicable United States and Canadian laws. These statements relate to analyses and other information that are based on forecasts of future results, estimates of amounts not yet determinable and assumptions of management. Any other statements that express or involve discussions with respect to predictions, expectations, beliefs, plans, projections, objectives, assumptions or future events or performance (often, but not always, using words or phrases such as "expects" or "does not expect", "is expected", "anticipates" or "does not anticipate", "plans, "estimates" or "intends", or stating that certain actions, events or results "may", "could", "would", "might" or "will" be taken, occur or be achieved) are not statements of historical fact and should be viewed as "forward-looking statements". Such forward looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such risks and other factors include, among others, the actual results of exploration activities, variations in the underlying assumptions associated with the estimation or realization of mineral resources, the availability of capital to fund programs and the resulting dilution caused by the raising of capital through the sale of shares, accidents, labor disputes and other risks of the mining industry including, without limitation, those associated with the environment, delays in obtaining governmental approvals, permits or financing or in the completion of development or construction activities, title disputes or claims limitations on insurance coverage. Although the Company has attempted to identify important factors that could cause actual actions, events or results to differ materially from those described in forward-looking statements, there may be other factors that cause actions, events or results not to be as anticipated, estimated or intended. There can be no assurance that such statements will prove to be accurate as actual results and future events could differ materially from those anticipated in such statements. Accordingly, readers should not place undue reliance on forward-looking statements contained in this news release and in any document referred to in this news release.

Certain matters discussed in this news release and oral statements made from time to time by representatives of the Company may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and the Federal securities laws. Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that its expectations will be achieved. Forward-looking information is subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those projected. Many of these factors are beyond the Company's ability to control or predict. Important factors that may cause actual results to differ materially and that could impact the Company and the statements contained in this news release can be found in the Company's filings with the Securities and Exchange Commission. For forward-looking statements in this news release, the Company claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. The Company assumes no obligation to update or supplement any forward-looking statements whether as a result of new information, future events or otherwise. This press release shall not constitute an offer to sell or the solicitation of an offer to buy securities.